Morgan Stanley Basic
Materials Conference

February 24, 2005

Christopher P. Liddell
Senior VP & CFO

Forward Looking Statements

Statements on these slides or in this presentation that are not historical are forward-looking. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including but not limited to, the strength of demand for the company’s products and changes in overall demand, the effects of competition from foreign and domestic producers, the level of housing starts, changes in the cost or availability of raw materials, unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations, the ability of the company to continue to realize anticipated cost savings, performance of the company’s manufacturing operations, results of legal proceedings, changes related to international economic conditions and changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Euro, economic conditions, specifically Brazil and Russia, the current military action in Iraq and the war on terrorism. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.  These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's
Securities and Exchange Commission filings

During the course of this presentation, certain non-
U.S. GAAP financial information will be presented.
A reconciliation of those numbers to U.S. GAAP
financial measures is available on the company’s
website at www.internationalpaper.com under
Investor Information

Statements Relating to
Non-GAAP Financial Measures

International Paper Profile

Financial Performance

Driving Shareowner Value

Improving Our Business Profitability

Making Portfolio Choices

Maintaining Financial Discipline

Agenda

Global paper and forest products company

International Paper Profile

80,000 employees
worldwide

Operations in over 40 countries and selling
products in more than 120 nations

Focused on three core
businesses

$26 billion in revenues

Focus on Three Core Businesses

Number one uncoated papers position globally

Largest coated paper producer in North America

xpedx is the largest merchant distributor in the U.S.

Paper

51% of 2004 Revenue

Paper

Focus on Three Core Businesses

Largest bleached board producer globally

Number three containerboard position globally

Strong corrugated box businesses in U.S. and Europe

Packaging

28% of 2004 Revenue

Packaging

Focus on Three Core Businesses

Number two largest private landowner in U.S.

Significant lumber and plywood producer in U.S.

Forest Products

17% of 2004 Revenue

Forest

Products

0

2

4

6

8

10

12

14

1994

1996

1998

2000

2002

2004

Union Camp & Champion
acquisitions

U.S. forestlands

Forest Products

Acres (million)

6.1

6.1

6.4

6.3

5.9

7.1

12.1

10.4

9.0

8.3

6.8

Forest Products

U.S. forestlands ownership by region

Northeast

Great Lakes

South

Total

Acreage

0.3 MM

0.5 MM

6.0 MM

6.8 MM

Note: As of December 31, 2004

Forest Products

Facilities fiber sourcing

Fiber drain basins surrounding IP’s paper mills

in Louisiana, Mississippi, Texas and Arkansas

40%

Softwood

Fiber

Forest Products

U.S. fiber self-sufficiency

30%

3rd Party Fiber Purchases

Fiber Self-Sufficiency

9%

Hardwood

Fiber

Total Fiber

IP supplied 30% of the
64 million tons of fiber
it consumed in 2004

Financial Performance

20

22

24

26

28

2001

2002

2003

2004

0

0.5

1

1.5

2001

2002

2003

2004

Financial Performance

Revenues ($B)

Earnings Per Share* ($)

26.4

25.0

24.0

25.5

0.36

1.05

0.76

1.31

*Basic EPS from continuing operations

and before special items

Revenues and EPS

$0.00

$0.30

$0.60

$0.90

$1.20

$1.50

$1.80

2003

Price

Volume

Cost/Mix

Raw

Material

Land

Sales

Tax Rate

Other

2004

Financial Performance

($.14)

EPS $ / Share

$.76

$.40

($.29)

2004 EPS from cont. ops before special items

$.31

$1.31

($.07)

$.32

$.02

15

Wood Costs

($0.10)

Energy

($0.10)

Other

($0.09)

Paper

($0.06)

Packaging

$0.06

Wood Prod

$0.28

Other

$0.03

Int. Expense

$0.15

Corporate

($0.04)

Other

($0.09)

2003  Tax Rate 20%

2004  Tax Rate 26%

Financial Performance

($.14)

EPS $ / Share

$.76

$.40

($.29)

2004 EPS from cont. ops before special items

$.31

$1.31

($.07)

$.32

$.02

$0.00

$0.30

$0.60

$0.90

$1.20

$1.50

$1.80

2003

Price

Volume

Cost/Mix

Raw

Material

Land

Sales

Tax Rate

Other

2004

16

Wood Costs

($0.10)

Energy

($0.10)

Other

($0.09)

Paper

($0.06)

Packaging

$0.06

Wood Prod

$0.28

Other

$0.03

Int. Expense

$0.15

Corporate

($0.04)

Other

($0.09)

2003  Tax Rate 20%

2004  Tax Rate 26%

-150

-100

-50

0

50

100

150

200

250

Industrial

Packagin

Uncoated

Paper

Coated

Paper

Consumer

Packaging

Pulp

European

Papers

Wood

Products

Price impact by grade

Financial Performance

EBIT ($MM)

210

150

90

30

At December run rate, EBIT generated
from these key grades for a full year would
be $335 million higher than 2004 total

(5)

(20)

(120)

Financial Performance

Demand environment is positive

Uncoated papers

Product

White collar employment

Demand drivers

Y

Outlook

Coated papers

Corrugated boxes

Lumber & plywood

Advertising pages

GDP (mfg. growth)

Catalog mailings

Non-durables production

Housing starts

Interest rates

G

G

G

G

Y

Y

2005 Demand environment

Direct mail

G

Financial Performance

($.14)

EPS $ / Share

$.76

$.40

($.29)

2004 EPS from cont. ops before special items

$.31

$1.31

($.07)

$.32

$.02

$0.00

$0.30

$0.60

$0.90

$1.20

$1.50

$1.80

2003

Price

Volume

Cost/Mix

Raw

Material

Land

Sales

Tax Rate

Other

2004

19

Wood Costs

($0.10)

Energy

($0.10)

Other

($0.09)

Paper

($0.06)

Packaging

$0.06

Wood Prod

$0.28

Other

$0.03

Int. Expense

$0.15

Corporate

($0.04)

Other

($0.09)

2003  Tax Rate 20%

2004  Tax Rate 26%

Financial Performance

Cost environment remains challenging

Wood

Cost Component

Chemicals

Y

R

Y

R

R

Corporate

Wet weather

Cost drivers

Low inventory

Caustic soda

Natural gas, oil

Polyethylene

Pension expense

Supply chain spending

R

R

Outlook

Energy

2005 Cost environment

Driving Shareowner Value

Senior Management Compensation

Driven by results and aligned with shareowners

15%

20%

Base Pay

65%

Long Term Compensation

100% external benchmark based

50% TSR vs. industrial peer group

50% ROI vs. global industry peer group

Short Term Incentive Plan

50% ROI vs. global industry peer group

30% ROI vs. plan

20% performance drivers vs. plan

Aligned with shareowners

Manufacturing Excellence

Supply Chain

Lower S&A/Other

Segmenting

Solutions

New Products

Targeted Segments

Market Recovery

Lower Costs
& Create
Efficiencies

Improve Mix

Grow Volumes

$1.6B

$0.7

($0.8)

Higher Costs/Inflation

$1.5B

Non-Price Improvement After Inflation

Target

Improving Our Businesses

Non-price improvement

Gross Improvement

$2.3

75%

80%

85%

2001

2002

2003

2004

OME

U.S. mills overall machine efficiency up
three percentage points since 2001

Manufacturing excellence

Non-Price Improvement

81%

82%

83%

84%

1

2

3

4

5

6

1Q03

2Q03

3Q03

4Q03

1Q04

2Q04

3Q04

4Q04

MSF/Man hour

U.S. corrugated box plant
productivity improved 10% in 2004

Manufacturing excellence

Non-Price Improvement

Supply Chain Objectives

Redefine how IP does business

Improve customer service/win new
business/grow revenue

Reduce transportation, warehousing and
procurement costs

Implement common, standard “best practice”
business processes

Supply chain

Non-Price Improvement

2008

2004

2005

2009

2006

2007

IPG Mills

Build / Test

Deploy

CPG Mills

Deploy

Design / Build / Test

IPG Converting

Deploy Phase 2

Design / Build / Test / Phase 1

C&SC

Deploy

Design / Build / Test

P&CP

Deploy

Design / Build / Test

Fiber Supply

Design / Build / Test

Deploy

CPG Converting

Deploy

Design / Build / Test

FPG

Deploy

Design / Build / Test

Supply chain project timeline

Non-Price Improvement

Non-Price Improvement

Total annual gross benefit = $500 million

Supply chain benefits by category

Order

Management

5%

Transportation &

Warehousing

35%

Scheduling

10%

Demand &

Supply Planning

10%

Procurement

40%

Supply Chain Objectives

Supply chain

Non-Price Improvement

Redefine how IP does business

Improve customer service/win new
business/grow revenue

Reduce transportation, warehousing and
procurement costs

Implement common, standard “best practice”
business processes

Actual product shipments 2002-2003

with present warehouse network

Non-Price Improvement

Supply chain improves customer service

Projected product shipments in 2006

following warehouse network optimization

Non-Price Improvement

Supply chain improves customer service

Value-added and mill branded cut-size

have a significantly higher growth rate

and better margin than private label cut-size

0

2

4

6

8

10

Growth Rate

Margin

Value-added

Mill branded

Private label

Private label
cut-size = 1.0

Volume

Growth

%

Margin Index

1.0

2.0

0.0

1.5

0.5

2.5

Non-Price Improvement

Improve mix

Paper*

Packaging

Forest Products

Uncoated Papers

Coated Papers

Pulp

Containerboard

U.S. Container

Bleached Board

Lumber

Plywood

3%

5%

6%

7%

21%

11%

5%

(1%)

Segments

Grades

‘04 vs. ‘03

* U.S. operations only

Non-Price Improvement

Grow volume

Annual Volume Change

0.0

1.0

2.0

3.0

2002

2003

2004

IP Legacy Operations

Former Box USA Operations

Million tons

Box shipments grew 9% in 2004

due to customer and segment targeting

Grow Volume

U.S. corrugated box business

+21%

+9%

+7%

(100)

(75)

(50)

(25)

0

Non-Price Improvement

Higher cost/inflation

EBIT ($)

(35)

(35)

(30)

(70)

(20)

Raw material costs negatively impact

EBIT by $190 million 2004 versus 2003

Wood

Chemicals/

Other

Oil/Coal/

Electricity

Natural

Gas

Polyethylene

-1.5

-1

-0.5

0

0.5

1

1.5

2

Non-Price Improvement

NPI Target

Actual Results 2003/2004

Actual results versus target through 2004

1.1

0.8

0.5

0.3

1.5

1.1

(0.9)

(0.5)

1.0

0.2

$B

Cost

Reduction

Improve Mix/

Grow Volume

Gross

Improvement

Higher Costs/

Inflation

Net

Improvement

Higher costs/inflation higher than projected

Making Portfolio Choices

Sold CHH Tissue (Cash to IP $150MM)

Sold minor W. European assets

Sold Weldwood of Canada

Sold 1.1 million acres in Maine/NH

Exploring sale of Specialty Papers

Selling Fine Papers (Project 1Q’05 close)

CHH exploring options for Forestlands

Proceeds ($MM)

640

60

1,100

TBD

250

TBD

TBD

Maintaining Financial Discipline

Optimize capital allocation

Maintain capex within range of
75-85% of depreciation over a cycle

Allocate capital to those businesses
with best returns in North America &
globally

0

25

50

75

100

125

150

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005B

% of D&A:

Maintain capital spending in the target
range of 75 - 85% of D&A over a cycle

Maintaining Financial Discipline

Capital spending as % of D&A

127%

92%

88%

75%

81%

58%

64%

71%

82%

85%

Maintaining Financial Discipline

2005 Capital spending by category

2005 capex target - $1.4 billion

Productivity/

Cost Reduction

45%

Regulatory

10%

Growth

15%

Maintenance

30%

0

100

200

300

400

% of D&A:

295%

385%

80%

85%

65%

90%

70%

Brazil

Eastern
Europe

Forest
Products

Total
IP

Industrial
Packaging

Uncoated
Papers

Consumer
Packaging

Maintaining Financial Discipline

2005 Capex by business

Capital allocated in excess of

D&A to Brazil and E. Europe

0

20

40

60

80

100

Sales

Revenue

Capital

Employed

EBIT

North America

Non-North America

Financial Performance

2004 Results by geographic region

% of Total

25%

20%

40%

Maintaining Financial Discipline

Committed to maintaining
investment  grade ratings

Targeted $3 billion reduction to
$12 billion debt gross level by 2006

Reducing debt

Maintaining Financial Discipline

Cash received (on 12/31/04)

Weldwood sale

Maine/NH land sale

Total

Debt Paydown

Short-term debt/Other (pre 12/31/04)

Trust Preferred (post 12/31/04)

Open Market/Other (post 12/31/04)

Total

Reduced debt with asset sale proceeds

(0.3)

$1.3

$1.1

0.2

$(0.5)

(0.5)

$(1.3)

Maintaining Financial Discipline

Further debt reduction

Return to shareowners

Increase dividend

Share repurchase

Reinvest in high return businesses

Options for free cash flow

IP into the Future

Committed to Increasing Shareowner Value

Improving Our
Business Profitability

Making Portfolio
Choices

Maintaining Financial
Discipline

Appendix

-20

-10

0

10

20

30

2000

2001

2002

2003

2004

-300

-200

-100

0

100

200

2000

2001

2002

2003

2004

2005E

Actual Rates of Return

Income (Expense)*

Percent

*Pension income (expense) reflects discount
rate, service cost, amortization of previous
periods and anticipated return

$ Millions

Financial Performance

U.S. pension plans

(1.4)

(2.4)

(6.7)

26.0

14.1

101

141

75

(60)

(110)

(210)